UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

Commission File Number	Exact name of registrant as specified in its charter, Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
333-124154	Stanadyne Holdings, Inc. 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	20-1398860

333-45823	Stanadyne Corporation 92 Deerfield Road Windsor, CT 06095 (860) 525-0821	Delaware	22-2940378

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	Entry into a Material Definitive Agreement

On June 12, 2007, Stanadyne Corporation (“Stanadyne”) and Deere and Company entered into a Second Amendment to Deere & Company/Stanadyne Corporation Long Term Agreement which was retroactive to November 1, 2006 and had the effect of reinstating the parties’ long term agreement which had expired December 1, 2006. Pursuant to the long-term agreement, as amended, Stanadyne will continue to manufacture and supply diesel engine fuel system components, such as fuel injectors, fuel pumps, integrated fuel systems and fuel filtration products, for Deere and Company. The term of the extended agreement runs through October 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Holdings, Inc.
(Registrant)

Date: June 15, 2007	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stanadyne Corporation
(Registrant)

Date: June 15, 2007	By:	/s/ STEPHEN S. LANGIN
Stephen S. Langin
Vice President and Chief Financial Officer